UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  November 8, 2004

Capital One Funding, LLC
as Depositor on behalf of

Capital One Master Trust

(Exact name of registrant as specified in its charter)

Virginia	0–25762	54–1719855
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11013 West Broad Street Road, Glen Allen, Virginia		23060
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code):

(804) 967-1000

(Former name or former address, if changed since last report):

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                  Other Events

The October 2004 monthly Certificateholder’s Statements to investors were distributed November 8, 2004.

Item 9.01.                  Exhibits

The following are filed as exhibits to this Report under Exhibit 20:

20.1                 October 2004 Performance Summary

20.2                 Series 1998-1 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.3                 Series 1999-3 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.4                 Series 2000-2 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.5                 Series 2000-3 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.6                 Series 2000-4 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.7                 Series 2001-1 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.8                 Series 2001-2 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.9                 Series 2001-3 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.10               Series 2001-5 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.11               Series 2001-6 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.12               Series 2001-8 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.13               Series 2002-1 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.14               Series 2002-2 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.15               Series 2002-3 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.16               Series 2002-4 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.17               Trust Excess Spread Analysis

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

CAPITAL ONE MASTER TRUST

By: CAPITAL ONE FUNDING, LLC, as Depositor

	By:	/s/ Steven E. Cunningham
Name: Steven E. Cunningham
Title: Assistant Vice President

Date: November 8, 2004

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBITS

TO

FORM 8–K

CAPITAL ONE FUNDING, LLC, as Depositor

CAPITAL ONE MASTER TRUST

CAPITAL ONE BANK

(Exact name of registrant as specified in its charter)

INDEX TO EXHIBITS

Exhibit Number	Exhibits

20.1	October 2004 Performance Summary

20.2	Series 1998-1 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.3	Series 1999-3 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.4	Series 2000-2 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.5	Series 2000-3 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.6	Series 2000-4 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.7	Series 2001-1 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.8	Series 2001-2 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.9	Series 2001-3 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.10	Series 2001-5 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.11	Series 2001-6 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.12	Series 2001-8 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.13	Series 2002-1 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.14	Series 2002-2 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.15	Series 2002-3 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.16	Series 2002-4 Class A and Class B Certificateholder’s Statements for the month of October 2004

20.17	Trust Excess Spread Analysis